UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2026

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On January 7, 2026, Monte Rosa Therapeutics, Inc. (the “Company” or “Monte Rosa”) issued a press release titled “Monte Rosa Therapeutics Announces Positive Interim Phase 1 Data of MRT-8102 Demonstrating Profound CRP Reductions in Elevated CVD-risk Subjects”. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on January 7, 2026, the Company will host a webcast to discuss interim clinical results from the ongoing Phase 1 study of the NEK7-directed molecular glue degrader (“MGD”) MRT-8102. A copy of the presentation from the webcast will be available on the “Presentations” page of the Company’s website at www.monterosatx.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On January 7, 2026, the Company announced positive interim data from an ongoing Phase 1 clinical study evaluating MRT-8102, a NEK7-directed MGD being developed for the treatment of inflammatory conditions driven by the NLRP3 inflammasome, IL-1, and IL-6.

Summary of Key Interim Study Results

•
Single ascending dose (“SAD”) cohorts enrolled 48 subjects and multiple ascending dose (“MAD”) cohorts enrolled 40 subjects. In the Part 3 cohort, 24 subjects have completed 4 weeks of dosing.
•
Rapid, deep and sustained degradation of NEK7 was observed in peripheral blood T cells (~80 to 90%) in the SAD, MAD, and Part 3 cohorts across all dose levels.
•
MRT-8102 led to significant reductions in serum high-sensitivity CRP ("hsCRP") across all dose levels following single dose drug administration and 7-day multiple dose drug administration.
•
In the MAD cohorts, MRT-8102 led to marked suppression of IL-1β secretion in patients with elevated C-reactive protein ("CRP") levels at baseline.
•
When analyzing high CRP subjects across all dose levels, significant reductions of endogenous IL-6 were observed, with median IL-6 levels dropping by 55%, to levels below the cardiovascular risk threshold.
•
In two subjects with elevated basal levels of cerebrospinal fluid (“CSF”) IL-6, a significant decrease of 75% in CSF IL-6 was noted; plasma IL-6 levels at baseline for these two subjects was low, potentially suggesting central nervous system /CSF-specific effects of MRT-8102.
•
In Part 3 of the study in subjects with elevated cardiovascular disease (“CVD”) risk, in 24 subjects dosed for 4 weeks as of the data cutoff of December 23, 2025, MRT-8102 resulted in a decrease of hsCRP of 85% after four weeks of dosing, compared with no significant change in hsCRP for the placebo group. In addition, 94% of subjects showed suppression of hsCRP to <2mg/L after four weeks of dosing (median baseline level was 6.3 mg/L).
•
The MRT-8102 safety profile observed to date was favorable. Based on blinded safety data for MRT-8102 and placebo, as of the data cutoff, adverse events (“AEs”) were limited in number, mild to moderate, and self-resolving. There was no dose dependent relationship in frequency or severity of AEs observed and no evidence of increased infection risk.

Anticipated Upcoming Corporate Milestones and Development Priorities

Immunology and Inflammation disease programs

•
Share data from the GFORCE-1 study of MRT-8102 in subjects with elevated CVD risk in H2 2026.

•
Initiate Phase 2 GFORCE-2 study of MRT-8102 in atherosclerotic cardiovascular disease (“ASCVD”) in 2026.
•
Monte Rosa expects its collaborator, Novartis, to initiate multiple Phase 2 studies of VAV1-directed MGD MRT-6160 in immune-mediated diseases in 2026.
•
Submit an IND application for a next-generation NEK7-directed MGD in 2026.

Oncology programs

•
Initiate MODeFIRe-1 Phase 2 study of MRT-2359 in combination with a second-generation androgen receptor inhibitor in CRPC in 2026.
•
Present updated data from the ongoing Phase 1/2 study of MRT-2359 at the ASCO Genitourinary Cancers Symposium in February 2026.
•
Submit an IND application for a CDK2 and/or cyclin E1-directed MGD in 2026.

Forward-Looking Statements

This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline, our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials, statements regarding the positive interim Phase 1 data and potential benefits of MRT-8102, our expectations regarding the potential of MRT-8102 to transform the treatment of ASCVD and other cardiovascular and cardiometabolic diseases, our belief that our data supports the potential of MRT-8102 to be an oral best-in-class therapeutic among agents targeting the NLRP3/ IL-1/IL-6 pathway and establish the significant potential of MRT-8102 in multiple chronic inflammatory diseases, including ASCVD, our statements regarding the expansion of our proof-of-concept GFORCE-1 study in subjects with elevated CVD risk and acceleration of the anticipated Phase 2 (“GFORCE-2”) study of MRT-8102 in ASCVD patients, our expectations regarding the timing for sharing data from the GFORCE-1 study of MRT-8102 and timing of initiation of a Phase 2 GFORCE-2 study of MRT-8102 in ASCVD, our statements and expectations regarding our evaluation of additional Phase 2 proof of concept studies in MASH, gout, and recurrent pericarditis, conditions strongly linked to NLRP3 pathway activation, statements regarding our expectations that our collaborator, Novartis, will initiate multiple Phase 2 studies of VAV1-directed MGD MRT-6160 in immune-mediated diseases in 2026, our expectations regarding the submission of an IND application for a next-generation NEK7-directed MGD and timing thereof, our expectations to initiate a MODeFIRe-1 Phase 2 study of MRT-2359 in combination with a second-generation androgen receptor inhibitor in CRPC in 2026, as well as to present updated data from the ongoing Phase 1/2 study of MRT-2359 at the ASCO Genitourinary Cancers Symposium in February 2026, our expectations regarding the submission of an IND application for a CDK2 and/or cyclin E1-directed MGD and timing thereof, statements regarding the clinical significance of the clinical data read-out at upcoming scientific meetings and timing thereof, statements around our ability to capitalize on and potential benefits resulting from our research and translational insights, among others.

By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission on March 20, 2025, most recent Quarterly Reports on Form 10-Q and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements, as well as the risk that outcomes of preclinical studies may not be predictive of clinical trial results and the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Monte Rosa Therapeutics, Inc. dated January 7, 2026.
99.2	MRT-8102 Phase 1 Clinical Data Update Presentation furnished by Monte Rosa Therapeutics, Inc. on January 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: January 7, 2026	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer